UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2006

SEACOAST BANKING CORPORATION OF FLORIDA (Exact Name of Registrant as Specified in Charter)
Florida	001-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number	IRS Employer Identification No.:)

815 Colorado Avenue, Stuart, Florida		34994
(Address of Principal Executive Offices		(Zip Code)

Registrant’s Telephone Number including area code: (772) 287-4000

_______________________________________________________

(Former Name or Former Address, if Changed Since Lawt Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEACOAST BANKING CORPORATION OF FLORIDA

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On May 4, 2006, the shareholders of Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) voted at the Company’s Annual Meeting of Shareholders (“Annual Meeting”) to approve an amendment to the Seacoast’s Articles of Incorporation which increased the authorized shares of Common Stock from 22,000,000 shares to 35,000,000, and increased the Company’s total authorized shares of Common Stock and Preferred Stock to 39,000,000, to provide additional shares of Common Stock.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release Announcing the Results of the Company’s 2006 Annual Meeting of Shareholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

/s/ William R. Hahl

William R. Hahl

Executive Vice President and

Chief Financial Officer

Date:  May 5, 2006

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release Announcing the Results of the Company’s 2006 Annual Meeting of Shareholders